SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        (August 13, 2013) August 13, 2013

VIRTUALSCOPICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52018	04-3007151
(Commission File Number)	(IRS Employer Identification No.)

500 Linden Oaks, Rochester, New York	14625
(Address of Principal Executive Offices)	(Zip Code)

(585) 249-6231
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 2	Financial Information

Section 2.02	Results of Operations and Financial Condition

On August 13, 2013, at 11 a.m. Eastern Time, VirtualScopics, Inc. (the “Company”) will hold its Annual Meeting of Stockholders. The script and slides for management’s presentation at the Annual Meeting, is/are attached hereto as Exhibits 99.1 and 99.2, respectively.

The information furnished pursuant to this Item 2.02 and the exhibits hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Section 7	Regulation FD

Item 7.01	Regulation FD Disclosure

On August 13, 2013, at 11 a.m. Eastern Time, the Company will hold its Annual Meeting of Stockholders, the script and slides for management’s presentation at the Annual Meeting, is/are attached hereto as Exhibits 99.1 and 99.2, respectively.

The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statement and Exhibits

(d) Exhibits

The following exhibits relating to Items 2.02 and 7.01 shall be deemed to be furnished pursuant to Regulation FD, and not filed:

99.1	Script for the 2013 Annual Meeting of Stockholders
99.2	Annual Meeting Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUALSCOPICS, INC.

Date: August 13, 2013	By:	/s/ Molly Henderson
Name: Molly Henderson
Title: Chief Business and Financial Officer, Sr. Vice President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Script for the 2013 Annual Meeting of Stockholders
99.2	Annual Meeting Materials

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